UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011 (November 9, 2011)

WESCORP ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30095	98-0447716
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2800 First Canadian Centre, 350 - 7th Avenue S.W., Calgary, Alberta, Canada T2P 3N9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 668-5540

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02. Unregistered Sales of Equity Securities

On November 9, 2011, Wescorp Energy Inc. (the “Company”) completed the closing of a private placement in which it issued 11,065,332 units (the “2011 Units”) of common stock and warrants, with each unit consisting of (i) one share of common stock of the Company and (ii) one warrant (the “2011 Warrant”) entitling its owner to purchase one share of the common stock of the Company at a price of $0.15 per share, for a period of 12 months. The aggregate price paid for the 2011 Units was $996,641.

All of the 2011 Units were issued for cash with the exception of the following. The Company issued 803,456 units of common stock and warrants valued at $73,042 to non-U.S. residents outside the United States in consideration for services rendered to the Company. The Company also completed the conversion of $137,319 of its outstanding debt to equity on November 9, 2011 through the exchange of that debt as consideration for the issuance of 1,525,767 units of common stock and warrants.

With respect to any of the 2011 Units that were issued to investors in the United States, those units were issued based on exemptions from registration under the Securities Act of 1933, as amended (“Securities Act”), and applicable state laws pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D. These issuances qualified for this exemption from registration because (i) each investor is an accredited investor; (ii) the Company did not engage in any general solicitation or advertising to market the securities; (iii) the investors were provided the opportunity to ask questions and receive answers from the Company regarding the issuance; (iv) the securities were issued to persons with knowledge and experience in financial and business matters so that they were capable of evaluating the merits and risks of an investment in the Company; and (v) the investors received, and will receive upon execution of any warrant, “restricted securities.”

The 2011 Units issued to non-US residents outside the United States were issued in reliance upon an exemption from registration under Regulation S of the Securities Act. This issuance qualified for exemption from registration because (i) the securities were sold to non-U.S. investors in an offshore transaction (as defined under Regulation S); (ii) the Company did not use any directed selling efforts (as defined under Regulation S) in the United States; (iii) offering restrictions (as defined under Regulation S) were implemented by the Company; and (iv) the investors received and will receive upon execution of any warrant “restricted securities” that include all applicable legends and are subject to resale limitations in accordance with Regulation S.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCORP ENERGY INC.

November 15, 2011	By:	/s/Robert Power
Robert Power
Executive Chair